 2023 Morgan Stanley Conference  May 18, 2023  Paul Manning  Chairman of the Board, President and Chief Executive Officer

 FORWARD-LOOKING STATEMENTS  2  This presentation contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the Company’s ability to manage economic and capital market conditions and the impact  of recessions and economic downturns; the impact of macroeconomic and geopolitical volatility, including inflation and shortages impacting the availability and cost of raw materials, energy, and other supplies; the availability and cost of labor, logistics, and transportation; the impact and uncertainty created by the COVID-19 pandemic and efforts to manage it on the global economy, including, but not limited to, its effects on our employees, facilities, customers, and suppliers, governmental regulations and restrictions, and general economic conditions; the uncertain impacts of the ongoing conflict between Russia and Ukraine on our supply chain, input costs, including energy and transportation, and on general economic conditions; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and operational improvement plan; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations.  This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 NON-GAAP FINANCIAL MEASURES  2  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue and adjusted operating income (which exclude divestiture & other related costs, the results of the divested product lines, and restructuring and other costs, which include operational improvement plan costs and income), (2) adjusted results by segment (which exclude divestiture & other related costs, operational improvement plan costs and income, and the results of the divested operations), and (3) percentage changes in revenue and operating income on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars and revenue and operating income of the divested product lines). The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this presentation and  the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to  gain additional insight into underlying operating and performance trends. The Company believes this information can be beneficial to investors for these same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this presentation for reconciliations and additional information.

 Sensient Overview

 Sensient creates unique solutions using innovative technologies  Provider of customized solutions for the food and beverage, pharmaceutical, and personal care markets  Global market leader offering an extensive portfolio of natural flavor and color technology platforms and solutions  Exceptional innovation & applications expertise with unique ability to service global,  regional, and local customers  Technically-driven products deliver high impact relative to cost  5

 Color Group  2022 Revenue: $604M  Core Areas of Focus: Food and Pharmaceutical Colors and Personal Care  Flavors & Extracts Group  2022 Revenue: $738M  Core Areas of Focus: Natural Flavors, Extracts and Natural Ingredients  Asia Pacific Group  2022 Revenue: $144M  Core Areas of Focus: Flavors and Colors for food and beverage  Diversified product portfolio is well positioned for growth  2022 Global Revenues include intercompany sales which are eliminated on a consolidated basis.  6

 Focus on customer service and delivering innovative technologies resulted in solid 2022 financial performance  2022  Local Currency Adjusted Revenue* Growth  2022  Local Currency Adjusted Operating Income* Growth  Color Group  +15.0%  +15.1%  Flavors & Extracts Group  +5.8%  +10.3%  Asia Pacific Group  +14.4%  +22.5%  Consolidated  +9.7%  +12.5%  7  * Local-currency (LC) adjusted revenue and adjusted operating income are Non-GAAP metrics. Please see our GAAP to Non- GAAP Reconciliation at the end of this document.

 Sensient Color Group  The Natural Color Opportunity

 Color Group delivered 15% local currency adjusted revenue* growth in 2022  Food & Pharmaceutical: 73% of 2022 Segment Revenue  Global market leader and natural color innovator  Demand for healthier, cleaner label driving natural color demand  Personal Care: 27% of 2022 Segment Revenue  Demand for innovative products with multiple benefits Consumer trend to “more” natural  9  Food & Pharmaceutical  2022 Local Currency Adj.  Revenue* Change  +16.9%  Personal Care 2022 Local Currency Adj.  Revenue* Change  +9.5%  * Local-currency (LC) adjusted revenue is a Non-GAAP metric. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 Natural color demand provides growth opportunity for Sensient  10  Consumers desire clean, healthy products  Natural colors is a large and growing global market  Natural color trend provides a long runway for profitable growth  Sensient is well positioned for growth with a broad product portfolio and  commitment to innovation

 Consumer interest driving positive natural color trends across all markets  10  Beverage  Dairy  Bakery  Grocery  Confection  Plant- Based Meat  Pet Food

 Consumer Interest is Driving Transition to Natural Color Sources Front-of-Pack Product Claims: Beverage Example  Which of these product claims are most compelling for you when purchasing beverages?  Sensient Online Consumer Research, 2023: General Population, 18+, 1500 respondents  18%  19%  23%  25%  27%  30%  29%  36%  38%  38%  40%  0%  10%  20%  30%  40%  No Allergens  Plant-Based  Non-GMO  Preservative-Free  Color from Natural Sources  Sugar-Free  No High Fructose Syrup  Organic  Fortified with Vitamins and Minerals  No Artificial Colors  No Artificial Flavors  10

 New product launches with natural colors are robust  Healthy, clean label consumer trends are driving market demand for natural color  Globally, 80% of new launches use natural color  Usage rate of natural color is higher in the end product versus synthetic Regulatory changes also contribute to market growth  10

 2022 Estimated Global Food & Beverage Color Market  Natural color market is expected to grow at a mid-single digit rate  Natural color requires higher usage rate versus synthetic  Natural color adoption outside of Europe will continue to drive market growth  Consumer and regulatory trends contribute to  ongoing market expansion  $1,623  $587  $263  $222  Natural/CF  Synthetic  Nature Identical  TiO2  2000  US Dollars  0  Natural/CF  500 1000 1500  Synthetic Nature Identical TiO2  10  *Based on Sensient internal estimates.  Total Market estimate  $2,695 million*

 Focused on innovation to solve color and application challenges  Internal R&D investments are key to solving natural color application challenges like color stability and off-notes  Agronomy program strengthens our ability to improve color performance  Ongoing R&D and color source development delivers problem-solving innovations  Pigment Maximization for Cost-in-Use  pH Stability / Dependence  Light Stability  Heat Stability  15

 Sensient’s expertise across the value chain unlocks the full potential of natural colors  AGRONOMY  Supply Certainty and Improved Cost-in-Use  EXTRACTION  TECHNOLOGY  Improved Performance and Stability  CERTASURE™  Food Safety  INNOVATION  Advanced formulation systems and natural color refining technologies  APPLICATIONS  EXPERTISE  Dedicated Color Support  16

 Commitment to providing natural solutions across the color spectrum  Natural  Blue  16

 Sensient’s commitment to natural colors will provide solid future growth  16  Application expertise and ability to leverage our broad portfolio of product  technologies are the foundation of our success  Natural color demand outpaces other color solutions resulting in outsized growth versus market growth rates  Natural color market will continue to grow in response to consumers demanding natural products

 Appendix*  *Amounts in thousands, except percentages

 Non-GAAP Financial Measures  20

 Non-GAAP Financial Measures (Cont’d)  20

 Non-GAAP Financial Measures (Cont’d)  20